UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2025
___________
DIAMONDBACK ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

DE		001-35700	45-4502447
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)
500 West Texas Ave.
Suite 100
Midland,	TX		79701
(Address of principal executive offices)			(Zip code)
(432) 221-7400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	FANG	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2025, in accordance with the Second Amended and Restated Certificate of Incorporation of Diamondback Energy, Inc. (the “Company”), and the Fifth Amended and Restated Bylaws of the Company, the Board of Directors of the Company (the “Board”) increased the size of the Board by one director and appointed Darin G. Holderness to the resulting vacancy (the “Appointment”). Mr. Holderness will hold office until the 2025 annual meeting of the Company’s stockholders and his successor has been elected and qualified, or until his earlier death, resignation, retirement, disqualification or removal. Following the Appointment, the full Board consists of 13 directors. Additionally, Mr. Holderness was appointed to the Audit Committee of the Board.

Mr. Holderness has over 30 years of experience in various roles of increasing responsibility in the energy sector, including, among others, founder and Chief Financial Officer of P&A Exchange LLC, an oilfield services company, Chief Financial Officer of ProPetro Holding Corp., an oilfield services company, Senior Vice President, Chief Financial Officer and Treasurer of Concho Resources, an oil and gas exploration and production company, and over nine years with KPMG LLP, where his practice focused on the energy sector. Mr. Holderness has served on the board of directors of JMR Services LLC, an oilfield services company focused on the plug and abandonment of oil and gas wells, since May 2024. Mr. Holderness also served on the board of directors of Ranger Oil Corporation from September 2016 to October 2021, including as its chairman from February 2018 to January 2021, and served on the board of directors of Rock Solid Lifestyles, Inc. from September 2016 to April 2024. Mr. Holderness graduated from Boise State University with a Bachelor of Business Administration in Accounting in 1986 and is a Certified Public Accountant.

As a non-employee member of the Board, Mr. Holderness will be compensated in accordance with the Company’s non-employee director compensation program, as disclosed in the Company’s definitive proxy statement on Schedule 14A filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on April 25, 2024, prorated for the service period beginning on the date of his appointment and ending on the date of the 2025 annual meeting of the Company’s stockholders. The Company entered into an indemnification agreement with Mr. Holderness in a form consistent with the indemnification agreements entered into with the Company’s other directors.

The Appointment was made in connection with the Company’s obligations pursuant to that certain Stockholders Agreement, by and among the Company and the initial stockholders named therein (the “Stockholders”), dated September 10, 2024 (the “Stockholders Agreement”). Pursuant to the Stockholders Agreement, the Stockholders currently maintain the right to designate up to four individuals as members of the Board. Prior to the Appointment, three individuals were designated as members of the Board by the Stockholders pursuant to the Stockholders Agreement.

Other than the Stockholders Agreement, there are no arrangements between Mr. Holderness and any other person pursuant to which Mr. Holderness was selected as a director. There are no transactions involving the Company requiring disclosure under Item 404(a) of Regulation S-K in connection with the Appointment.

The foregoing descriptions of the Stockholders Agreement and the indemnification agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Stockholder Agreement, which is included as Exhibit 10.1 to this Current Report and the Form of Director and Officer Indemnification Agreement, which is included as Exhibit 10.2 to this Current Report, respectively, each of which is incorporated by reference into this Item 5.02.

Item 7.01 Regulation FD Disclosure.

On February 3, 2025, the Company issued a press release announcing the Appointment. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

The information contained in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing of the registrant, whether made before, on, or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1*
Stockholders Agreement, by and among the Company and the initial stockholders named therein, dated September 10, 2024 (incorporated by reference to Exhibit 10.1 to the Form 8-K, File No. 001-35700, filed by the Company with the SEC on September 10, 2024).

10.2
Form of Director and Officer Indemnification Agreement (incorporated by reference to Exhibit 10.15 to Amendment No. 4 to the Registration Statement on Form S-1, File No. 333-179502, filed by the Company with the SEC on August 20, 2012).

99.1	Press Release, dated February 3, 2025 entitled "Diamondback Energy, Inc. Announces Appointment to the Board of Directors."
104	Cover Page Interactive Data File (formatted as Inline XBRL).
*Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K promulgated by the SEC. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date:	February 3, 2025
		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Executive Vice President, Chief Accounting Officer and Assistant Secretary